100 MILE HOUSE INDEFINITE CURTAILMENT ANNOUNCEMENT (Notes)	6 Months Ended
Jul. 06, 2019
Disclosure of impairment of assets [Abstract]
100 MILE HOUSE INDEFINITE CURTAILMENT ANNOUNCEMENT
NOTE 9. 100 MILE HOUSE INDEFINITE CURTAILMENT ANNOUNCEMENT
In the fourth quarter of 2018, an impairment loss of $80 million was recorded with respect to the Company's mill in 100 Mile House, British Columbia reflecting the reduction in the annual allowable cut and the longer-term trend of high wood costs in the region. During the quarter, the Company announced a plan to indefinitely curtail this mill commencing in August 2019 as a result of the continued wood supply shortages and high wood prices. As a result, a $2 million charge has been recognized to provide for severance and related costs.